UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 27, 2002

HYPERTENSION DIAGNOSTICS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108 Eagan, Minnesota	55121

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

SIGNATURE
EX-4.1 Amended and Restated Class B Warrant Agmnt

Items 1, 2, 3, 4, 6, and 8 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS.

     As previously reported, effective September 11, 2002, the Company engaged Mellon Investor Services LLC as its transfer agent and registrar. Also effective September 11, 2002, Mellon Investor Services will serve as the warrant agent for the Company’s Redeemable Class A Warrant.

     On September 27, 2002, the Company entered into an Amended and Restated Warrant Agreement with respect to the Company’s Redeemable Class B Warrant to appoint Mellon Investor Services LLC as the warrant agent. No substantive terms of the Redeemable Class B Warrant have changed.

     Attached as Exhibit 4.1 hereto is the Amended and Restated Redeemable Class B Warrant Agreement dated as of September 27, 2002 by and between the Company and Mellon Investor Services LLC.

ITEM 7. EXHIBITS.

Exhibit 4.1	Amended and Restated Redeemable Class B Warrant Agreement, dated as of September 27, 2002, by and between the Company and Mellon Investor Services LLC.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC

By /s/ James S. Murphy

Its Senior Vice President, Finance and Administration and Chief Financial Officer

Dated: October 3, 2002